UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 7, 2009
Bookham, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the terms and conditions of the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Avanex Corporation, Bookham, Inc. (the “Registrant”) and Ultraviolet Acquisition Sub, Inc., a wholly owned subsidiary of the Registrant, the Registrant is required to use commercially reasonable efforts to obtain the resignation of four of the Registrant’s directors who will not remain as directors of the Registrant following the consummation of the merger (the “Merger”) contemplated by the Merger Agreement. Each of Peter Bordui, Joseph Cook, W. Arthur Porter and David Simpson has advised the Registrant that they intend to resign as a director of the Registrant, such resignations to be effective immediately upon the consummation of the Merger, which is expected to close on April 27, 2009. None of the resignations by the foregoing directors was a result of any disagreement with the Registrant.
Item 8.01. Other Events.
Additional Information and Where to Find It
This communication is being made in respect of the proposed business combination involving the Registrant and Avanex Corporation. In connection with the proposed transaction, the Registrant has filed a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. Investors and security holders are urged to carefully read the Registration Statement on Form S-4 and related joint proxy statement/prospectus and other documents filed with the SEC by the Registrant and Avanex Corporation because they contain important information about the proposed transaction, including with respect to risks and uncertainties that could delay or prevent the completion of the proposed Merger. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting the Registrant’s Investor Relations at (408) 404-5400 or Avanex Investor Relations at (510) 897-4188. Investors and security holders may obtain free copies of the documents filed with the SEC on the Registrant’s website at www.bookham.com or Avanex’s website at www.avanex.com or the SEC’s website at www.sec.gov. The Registrant, Avanex Corporation and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of the Registrant is also included in the Registrant’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 18, 2008, and additional information regarding the directors and executive officers of Avanex is also included in Avanex’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on October 14, 2008, respectively.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: April 9, 2009	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer